Exhibit 10.23.4

FOURTH AMENDMENT TO LEASE AGREEMENT

DATED AS OF APRIL 15, 2013

BY AND BETWEEN

ESA P PORTFOLIO L.L.C.,

ESA P PORTFOLIO MD TRUST, AND

ESH/TN PROPERTIES L.L.C.

INDIVIDUALLY AND COLLECTIVELY

AS LANDLORD

AND

ESA P PORTFOLIO OPERATING LESSEE INC.

AS TENANT

FOURTH AMENDMENT TO LEASE AGREEMENT

THIS FOURTH AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into as of April 15, 2013, by and between ESA P PORTFOLIO L.L.C., a Delaware limited liability company, ESA P PORTFOLIO MD TRUST, a Delaware statutory trust, and ESH/TN PROPERTIES L.L.C., a Delaware limited liability company (individually and collectively, “Landlord”), and ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation (“Tenant”).

WITNESSETH

WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of October 8, 2010, as amended pursuant to that certain First Amendment to Lease Agreement dated as of April 9, 2012, as further amended by that certain Second Amendment to Lease Agreement dated as of November 30, 2012, and as further amended by that certain Third Amendment to Lease Agreement dated as of December 13, 2012 (collectively, as so amended, the “Original Lease Agreement”) pursuant to which Landlord has agreed to lease the Leased Property (as defined in the Original Lease Agreement) to Tenant and Tenant has agreed to lease the Leased Property from Landlord, all subject to and upon the terms and conditions set forth in the Original Lease Agreement; and

WHEREAS, Landlord and Tenant wish to amend and modify the Original Lease Agreement as hereinafter set forth.

NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows.

1. Amendments. Effective as of December 13, 2012,

(a) Section 3.1(b)(i) of the Original Lease Agreement is hereby deleted and replaced in its entirety with the following:

(i) For each Fiscal Year during the Term during which Gross Revenues of an indentified group of Hotels (as grouped and identified in Exhibit C-1 and Exhibit C-2) for such Fiscal Year exceed the identified group of Hotels’ Tier 1 Threshold, Tenant shall pay percentage rent (“Percentage Rent”) in an amount set forth in Exhibit C-1 or Exhibit C-2, as appropriate. No Percentage Rent shall be payable for any Fiscal Year during the Term if the Gross Revenues for such Fiscal Year is less than or equal to the Tier 1 Threshold.

(b) Exhibit C of the Original Lease Agreement is hereby deleted in its entirety.

(c) Annex A attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit C-1”.

(d) Annex B attached hereto is hereby incorporated in, made a part of and attached to the Original Lease Agreement as a new “Exhibit C-2”.

2. Ratification. All provisions of the Original Lease Agreement, as hereby amended, are hereby ratified and declared to be in full force and effect. All references in the Original Lease Agreement to the “Agreement”, “herein”, “hereunder” or terms of similar import shall be deemed to refer to the Original Lease Agreement, as amended by this Amendment.

3. Applicable Law. This Amendment shall be construed under, and governed in accordance with, the laws of the State of New York; provided, that the provisions for the enforcement of Landlord’s rights and remedies under the Original Lease Agreement, as modified by this Amendment, shall be governed by the laws of each of the respective states where the Leased Property is located to the extent necessary for the validity and enforcement thereof.

4. Successors Bound. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respect successors and assigns.

5. Counterparts; Headings. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but which, when taken together, shall constitute but one instrument and shall be effective as of December 13, 2012 when copies hereof, which, when taken together, bear the signatures of each of the parties hereto, shall have been signed. Headings in this Amendment are for purposes of reference only and shall not limit or affect the meaning of the provisions hereof.

6. Incorporation of Recitals. The recitals set forth in the preamble of this Amendment are hereby incorporated into this Amendment as if fully set forth herein.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date above first written.

LANDLORD

ESA P PORTFOLIO L.L.C.

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Vice President and Secretary

ESA P PORTFOLIO MD TRUST

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Vice President and Secretary

ESH/TN PROPERTIES L.L.C.

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: President and Treasurer

TENANT

ESA P PORTFOLIO OPERATING LESSEE
INC.

By:	/s/ William D. Rahm
Name: William D. Rahm
Title: Vice President and Secretary

FOURTH AMENDMENT TO OPERATING LEASE (P PORTFOLIO)